EXHIBIT 10.17

                               SAN FELIPE TOWER

                                HOUSTON, TEXAS

                            OFFICE LEASE AGREEMENT

                                    BETWEEN

                             5599 SAN FELIPE, LTD.
                                  ("LESSOR")


                                      AND


                         HARRIS WEBB & GARRISON, INC.
                                  ("LESSEE")




                               FEBRUARY 1, 1998
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                               TABLE OF CONTENTS

                                                                          Page


1.  LEASED PREMISES..........................................................1

2.  NET RENTABLE AREA........................................................1

3.  TERM.....................................................................2

4.  USE......................................................................2

5.  BASE RENTAL..............................................................3

6.  BASE YEAR................................................................3

7.  OPERATING EXPENSES.......................................................4

8.  SECURITY DEPOSIT.........................................................8

9.  UTILITIES................................................................8

10. WATER; HVAC; MAINTENANCE; LIGHTING; CLEANING; ELECTRICITY; ELEVATOR
    SERVICE; BUILDING DIRECTORY..............................................8

11. KEYS AND LOCKS..........................................................10

12. GRAPHICS................................................................10

13. PEACEFUL ENJOYMENT......................................................10

14. REPAIRS BY LESSOR.......................................................10

15. PAYMENTS BY LESSEE......................................................10

16. REPAIRS BY LESSEE.......................................................10

17. CARE OF THE PREMISES....................................................11

18. ASSIGNMENT OR SUBLEASE..................................................11

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19. USE, ALTERATIONS, ADDITION, IMPROVEMENTS................................11

20. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE..........................12

21. LAWS, REGULATIONS AND RULES OF THE BUILDING.............................12

22. ENTRY FOR REPAIR AND INSPECTION.........................................12

23. NUISANCE................................................................12

24. SUBORDINATION TO MORTGAGE...............................................12

25. ESTOPPEL CERTIFICATE....................................................13

26. LEASEHOLD IMPROVEMENTS..................................................13

27. LIMITATION OF LESSOR'S PERSONAL LIABILITY...............................14

28. PARKING.................................................................15

29. CONDEMNATION............................................................15

30. DAMAGES FROM CERTAIN CAUSES.............................................15

31. LIEN FOR RENT...........................................................16

32. LESSOR'S RIGHT TO RELET.................................................16

33. HOLDING OVER............................................................16

34. FIRE CLAUSE.............................................................17

35. ATTORNEYS FEES..........................................................17

36. AMENDMENTS..............................................................17

37. ASSIGNMENT BY LESSOR....................................................17

38. DEFAULT BY LESSEE.......................................................17

39. NON-WAIVER..............................................................18

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40. CASUALTY INSURANCE......................................................19

41. LIABILITY INSURANCE.....................................................19

42. HOLD HARMLESS...........................................................19

43. WAIVER OF SUBROGATION RIGHTS............................................19

44. NAME OF BUILDING........................................................20

45. NOTICES.................................................................20

46. RELOCATION..............................................................20

47. SURVIVAL................................................................20

48. REAL ESTATE BROKERS.....................................................21

49. TELECOMMUNICATIONS......................................................21

50. RENEWAL OPTION..........................................................21

51. FIRST RIGHT OF REFUSAL..................................................22

52. NON-DISTURBANCE AGREEMENT...............................................23

53. SIGNAGE.................................................................23

54. FEES FOR LESSEE REQUESTED FORMS.........................................23


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                                  SCHEDULES



    Schedule 1 -  Term-Substantial Completion

    Schedule 2 -  Construction of Initial Leasehold Improvements

    Schedule 3 -  Monetary Matters







                                   EXHIBITS

    Exhibit A   - Floor Plan to Premises

    Exhibit A-1 - Property Description

    Exhibit B   - Rules and Regulations

    Exhibit C   - Building Standard Qualities

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                                LEASE AGREEMENT


THE STATE OF TEXAS    ss.
                      ss.
COUNTY  OF  HARRIS    ss.


    THIS LEASE AGREEMENT made and entered into on this the 1st day of February, 1998 between 5599 SAN FELIPE, LTD. (hereinafter called "Lessor") whose address for purposes hereof is 5599 San Felipe, Suite 106, Houston, Texas 77056, and HARRIS WEBB & GARRISON, INC. (hereinafter called "Lessee") whose address for purposes hereof is 5599 San Felipe, Suite 301, Houston, Texas, 77056 prior to the commencement of the lease term and thereafter shall be the leased premises in the Building;

                                  WITNESSETH:

    1. LEASED PREMISES. Subject to and upon the terms and conditions hereinafter set forth, and each in consideration of the covenants and obligations of the other hereunder, Lessor does hereby lease, demise and let to Lessee and Lessee does hereby lease and take from Lessor those certain premises (hereinafter sometimes called the "Premises") in the building located at 5599 San Felipe (hereinafter sometimes called the "Building") in the City of Houston, Harris County, Texas, such Premises being more particularly described as follows:

    A total of approximately Twenty Two Thousand Two Hundred Forty Two (22,242) net rentable square feet located on AND COMPRISING OF THE ENTIRE the third
    (3rd) floor of the Building,

as reflected on the floor plan of such Premises attached hereto and made a part hereof as Exhibit A and initialed for identification by both parties.


    2. NET RENTABLE AREA. The term "net rentable area", as used herein, shall refer to (i) in the case of a single tenant floor, all floor area measured from the inside surface of the inner glass or (with respect to the basements) exterior wall of the Building to the inside surface of the opposite outer wall excluding only the areas ("service areas") within the outside walls on the particular floor used for building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical ducts, but including any such service areas which are for the specific use of the particular tenant such as special stairs or elevators, plus a proportionate part of the areas ("extra areas") used for building elevator, mechanical, electrical and plumbing room and the central plant serving the Building, the truck dock, the bridge connecting the Building with the Garage, fire control stations, and ground floor lobby, basement, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the demising walls (measured from the mid-point of the demising walls and in the case of exterior walls, measured as defined in
(i) above), plus a proportionate part of areas ("common areas") devoted to lobbies, corridors, elevator foyers, restrooms, electrical, telephone and mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants

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on the particular floor plus a proportionate part of the extra areas. The
Lessee's proportionate part of extra areas shall be based upon the ratio of the Lessee's net rentable area (excluding "extra areas") to the aggregate net rentable area (excluding "extra areas") of the Building. The Lessee's proportionate part of common areas shall be based upon the ratio of the Lessee's net rentable area (excluding "common" and "extra areas") to the aggregate net rentable area (excluding "common" and "extra areas") on such floor. No deductions shall be made in determining net rentable areas for columns or projections necessary to the Building. The net rentable area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 22,242 square feet, whether the same shall be more or less as a result of variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done substantially in accordance with the terms and provisions hereof. FOR THE PURPOSES OF THIS LEASE, LESSEE'S PROPORTION OF THE BUILDING SHALL BE APPROXIMATELY 4.9%.

    3. TERM. (a) Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this lease shall continue in force for a term of sixty (60) months beginning on the 15th day of March 1999, and ending on the 14th day of March 2004.

    4. USE. The Premises shall be used and occupied by Lessee (and its permitted assignees and sublessees) solely as general, administrative and executive offices (including such ancillary uses in connection therewith as shall be reasonably required by Lessee in the operation of its business); provided, that in no event shall any of the following be permitted in the Premises: (i) offices or agencies of a foreign government or political subdivisions thereof; (ii) offices of any governmental bureau or agency of the United States or any state or political subdivision thereof; (iii) personnel agencies; or (iv) customer service offices of any public utility company. The following uses shall not be permitted in the Premises except to the extent they are ancillary to an otherwise permitted use: (v) data processing activities; (vi) health care activities; (vii) schools or other training or educational uses; (viii) clerical support services; (ix) reservation centers for airlines or travel agencies; (x) retail or restaurant use; (xi) studios for radio, television of other media; or
(xii) storage, WITH THE EXCEPTION OF LESSEE'S FILES, FIXTURES, EQUIPMENT, AND SUPPLIES. The Premises shall not be used for any purpose which would, in Lessor's reasonable opinion, lower the first-class character of the Building or any part thereof, create unreasonable or excessive elevator or floor loads, interfere with any of the operations of the Building or any part thereof or the proper and economic heating, air-conditioning, cleaning or other servicing of the Building or any part thereof or unreasonably interfere with the use of the other areas of the Building by any other lessees.

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    5. BASE RENTAL (a) Commencing March 15, 1999, Lessee agrees to pay a base annual rental (herein called "Base Rental") as follows:

                            ANNUAL RATE PER NET
        PERIOD              RENTABLE SQUARE FEET       MONTHLY
        ------              --------------------       -------

    Lease Years 1 - 5            $17.25              ($31,972.88)


"Lease Year" as used herein means a period of one (1) year, with the first Lease Year commencing on the commencement date of this lease.

          (b) The Lessee shall also pay, as additional rent, all such other sums of money as shall become due from and payable by Lessee to Lessor under this lease. The Lessor shall have the same remedies for default in the payment of additional rent as are available to Lessor in the case of a default in the payment of Base Rental. Such Base Rental together with any adjustment of rent provided for herein then in effect shall be due and payable in twelve (12) equal installments on the first day of each calendar month during the term of this lease and any extensions or renewals thereof, and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address as provided herein (or such other address as may be designated by Lessor from time to time) monthly in advance without demand. FOR THE PURPOSES OF THIS LEASE, LESSEE SHALL HAVE TEN (10) DAYS FOLLOWING WRITTEN NOTICE OR INVOICE BEFORE SUCH AMOUNT DUE IS CONSIDERED LATE. If the term of this lease commences on other than the first day of a month or terminates on other than the last day of a month, then the installments of Base Rental and any additional rent for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. A five percent (5%) late penalty per month shall be added to all past due installments of rent.

    6. BASE YEAR. There is established under this lease a "Base Year" which for these purposes is the calendar year 1999. In the event that the Actual Operating Expenses (hereinafter defined) of Lessor's operation of the Project (hereinafter defined) during the first calendar year after the Base Year shall differ from the Actual Operating Expenses of Lessor therefor during the Base Year, Lessee shall pay its share of the year's increases in the Actual Operating Expenses for such year utilizing the hereinafter described procedures. If Actual Operating Expenses for any year after the Base Year are less than the Base Year's Actual Operating Expenses, Lessee shall not be obligated for rental in excess of the Base Rental stated in Section 5. LESSOR SHALL CAP THE CONTROLLABLE OPERATING EXPENSES AT TEN PERCENT (10%) PER ANNUM. THIS CAP DOES NOT INCLUDE EXPENSES FOR TAXES, INSURANCE AND UTILITIES.


    7. OPERATING EXPENSES (a) "Actual Operating Expenses," as said term is used herein, shall consist of all REASONABLE AND CUSTOMARY operating expenses of the Project (which term means and includes the Building, Garage, bridge connecting the Building to the Garage, and the tract or tracts of land on which they are located) which shall be computed on the accrual basis and shall consist of all costs by Lessor to maintain all facilities in operation during any year and such additional facilities in subsequent years as may be determined by Lessor to be necessary or generally beneficial for the Project. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all REASONABLE AND CUSTOMARY expenses, costs and disbursements (but not replacement of capital investment items except as specifically provided below nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Lessor shall pay or become obligated to pay because of or in DIRECT connection with the ownership, management and operation of the Project including but not limited to the following

    (1) Wages and salaries and related expenses and benefits of all on-site and off-site employees engaged DIRECTLY in the supervision, operation and maintenance, or access control, of the Project and personnel who may provide traffic control relating to ingress and egress to and from the Project to the adjacent public streets and the costs (based upon fair market rental rates) of a management office in the Project.

    (2) All supplies, tools, equipment and materials used in operation and maintenance of the Project.

    (3) Cost of all utilities for the Project including the cost of water and power, heating, lighting, air conditioning and ventilating for the Project (excluding those costs separately paid by specific tenants).

    (4) Cost of all maintenance and service agreements for the Project and the equipment therein, including, but not limited to, access control service, window cleaning, elevator maintenance, landscaping and janitorial services.

    (5) Cost of all insurance relating to the Project including, but not limited to, the cost of casualty and liability insurance, worker's compensation, group and health insurance and rental abatement insurance applicable to the Project and Lessor's personal property used in connection therewith.

    (6) All taxes and assessments and governmental charges with respect to the Project whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation. It is agreed that Lessee shall be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same exceed building standard allowances (HEREINAFTER CALLED "BUILDING STANDARD" AS DEFINED IN EXHIBIT C).

    (7) Cost of repairs and general maintenance of the Project (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to preparation of space for occupancy by tenants of the Building other than Lessee).

    (8) Amortization (together with reasonable financing charges) of the cost of supplying and installation of capital investment items which are intended for the purpose of reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items with the

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        reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building. In the case of installations for the purpose of reducing operating costs, Lessor shall, upon request, provide a REASONABLY DETAILED cost justification for its practicality.

    (9) Lessor's central accounting costs and audit fees attributable to the Project.

    (10) The cost of payment and performance of the Lessor's obligations with respect to all of the above expenses in connection with the bridge connecting the Project to the Garage and the driveways serving the Project.

    (11) A management cost recovery equal to any and all reasonable fees paid by Lessor for property management services to the Project.

    (12) Cost of assessment against the Project by the San Felipe Green Subdivision for maintaining the esplanades and private easements.

NOTWITHSTANDING THE FOREGOING, "ACTUAL OPERATING EXPENSES" SHALL NOT INCLUDE ANY OF THE FOLLOWING EXCLUSIONS:

    (1) REPAIRS OR OTHER WORK OCCASIONED BY FIRE, WINDSTORM OR OTHER CASUALTY OF AN INSURABLE NATURE OR BY THE EXERCISE OF THE RIGHT OF EMINENT DOMAIN;

    (2) LEASING COMMISSIONS, ATTORNEY'S FEES, COSTS AND DISBURSEMENT AND OTHER EXPENSES INCURRED IN CONNECTION WITH NEGOTIATIONS OR DISPUTES WITH TENANTS, OTHER OCCUPANTS, OR PROSPECTIVE TENANTS OR OTHER OCCUPANTS;

    (3) EXPENSES INCURRED IN RENOVATING OR OTHERWISE IMPROVING OR DECORATING, PAINTING OR REDECORATING SPACE FOR TENANTS OR OTHER OCCUPANTS OR VACANT SPACE;

    (4) LESSOR'S COSTS OF ELECTRICITY AND OTHER SERVICES SOLD TO TENANTS AND FOR WHICH LESSOR IS ENTITLED TO BE REIMBURSED BY TENANTS AS AN ADDITIONAL CHARGE OR RENTAL OVER AND ABOVE THE BASIC RENT PAYABLE UNDER THE LEASE WITH SUCH TENANT;

    (5) EXCEPT AS OTHERWISE PROVIDED HEREIN, COSTS INCURRED BY LESSOR FOR ALTERATIONS WHICH ARE CONSIDERED CAPITAL IMPROVEMENTS AND REPLACEMENTS UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES;

    (6) EXPENSES IN CONNECTION WITH SERVICES OR OTHER BENEFITS OF A TYPE WHICH ARE NOT PROVIDED TO LESSEE BUT WHICH ARE PROVIDED TO ANOTHER TENANT OR OCCUPANT;

    (7) COSTS INCURRED DUE TO VIOLATION BY LESSOR OR ANY TENANT OF THE TERMS AND CONDITIONS OF ANY LEASE;

    (8) OVERHEAD AND PROFIT INCREMENT PAID TO SUBSIDIARIES OR AFFILIATES OF LESSOR FOR SERVICES ON OR TO THE REAL PROPERTY, TO THE EXTENT ONLY THAT THE COSTS OF SUCH SERVICES EXCEED COMPETITIVE COSTS OF SUCH SERVICES WERE THEY NOT SO RENDERED BY A SUBSIDIARY OR AFFILIATE;

    (9) INTEREST ON DEBT OR AMORTIZATION PAYMENTS ON ANY MORTGAGE OR MORTGAGES, AND RENTAL UNDER ANY GROUND OR UNDERLYING LEASES OR LEASE;

    (10)  LESSOR'S GENERAL PARTNERSHIP OVERHEAD;

    (11) ANY COMPENSATION PAID TO CLERKS, ATTENDANTS, OR OTHER PERSONS IN COMMERCIAL CONCESSIONS OPERATED BY LESSOR;

    (12) ALL ITEMS AND SERVICES FOR WHICH LESSEE REIMBURSES LESSOR OR PAYS THIRD PERSONS;

    (13)  ADVERTISING AND PROMOTIONAL EXPENDITURES;

    (14) ANY COSTS, FINES OR PENALTIES INCURRED DUE TO VIOLATIONS BY LESSOR OF ANY GOVERNMENTAL RULE OR AUTHORITY.

    (15) THE COST OF CORRECTING DEFECTS IN THE STRUCTURE OF THE BUILDING OR PREMISES;

    (16) SALARIES OF OFFICERS AND EXECUTIVES OF LESSOR ABOVE THE GRADE OF BUILDING MANAGER;

    (17) THE COST OF ANY WORK OR SERVICE PERFORMED FOR ANY FACILITY OTHER THAN THE BUILDING, THE GARAGE, THE LAND OR THE PREMISES;

    (18) THE COST OF ANY ITEMS FOR WHICH LESSOR IS REIMBURSED BY INSURANCE OR OTHERWISE TO THE EXTENT SUCH REIMBURSEMENT;

    (19) ALL PENALTIES, INTEREST, FINES, LEGAL FEES AND RELATED EXPENSES INCURRED DUE TO LESSOR'S FAILURE OR DELAY IN COMPLIANCE WITH ITS OBLIGATIONS OR APPLICABLE LAWS, REGULATIONS, ORDINANCES AND THE LIKE;

    (20) THE COST OF REMOVAL OR CONTAINMENT OF ANY ASBESTOS OR POLYCHLORINATED BIPHENYL (PCB'S) OR ANY OTHER HAZARDOUS OR TOXIC SUBSTANCES.

          (b) "Forecast Operating Expenses", as that term is used herein, shall mean the Actual Operating Expenses as reasonably projected by Lessor for any calendar year after the Base Year. "Lessee's Share", as that term is used herein, shall mean a fraction, the numerator of which is the number of net rentable square feet in the Premises and the denominator of which is the greater of 95% of the net rentable area in the Building or the total net rentable area leased to and occupied by tenants of the Building. For each calendar year after the Base Year, a REASONABLY DETAILED statement of the projected amount of Lessee's Share of Forecast Operating Expenses shall be furnished by Lessor to Lessee no less than thirty (30) days prior to the beginning of said calendar year. Concurrently with each installment payment of Base Rental, Lessee shall pay to Lessor one-twelfth

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(1/12th) of Lessee's Share of Forecast Operating Expenses for each calendar year after the Base Year.

          (c) If Lessee's Share of Actual Operating Expenses for any calendar year after Base Year is greater than payments theretofore made by Lessee on account of Lessee's Share of Forecast Operating Expenses, Lessee shall pay to Lessor within thirty (30) days after Lessee's receipt of the annual statements referred to in (e) below the amount of such excess. However, if Lessee's Share of Actual Operating Expenses for such calendar year is less than payments theretofore made by lessee on account of Lessee's Share of Forecast Operating Expenses, Lessor shall pay to Lessee within thirty (30) days after Lessee's receipt of such statement the amount of such difference.

          (d) Any sums payable by Lessee under this Section 7 shall be deemed additional rent.

          (e) Within one hundred fifty (150) days (or as soon thereafter as reasonably practicable) after the expiration of a calendar year all or any portion of which is within the term hereof, Lessor shall deliver to Lessee a written statement itemized in reasonable detail and certified to by Lessor, showing Actual Operating Expenses for the calendar year in question and a statement of Lessee's Share of Actual Operating Expenses.

          (g) Lessee at its expense shall have the right at any reasonable time within 24 months after the end of EACH calendar year to audit Lessor's books and records relating to operating expenses for any calendar year.

    8. SECURITY DEPOSIT. Lessee hereby agrees to pay Lessor a security deposit of Seven Thousand Five Hundred Dollars ($7,500.00) payable FIFTY PERCENT (50%) on the date this lease is executed by Lessee AND FIFTY PERCENT (50%) ON OR BEFORE MARCH 15, 1999. Upon the occurrence of any event of default by Lessee, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit paid to Lessor by Lessee as herein provided to the extent necessary to make good any arrears of rent or any additional rent, or any other damage, injury, expense or liability caused to Lessor by such event of default, any remaining balance of such security deposit to be returned by Lessor to Lessee within THIRTY (30) DAYS after the termination of this lease, ALONG WITH A DETAILED ACCOUNTING OF ANY DEDUCTION THEREFROM. However, the security deposit shall not be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee.

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    9. UTILITIES. Lessor agrees to use reasonable efforts to cause public utilities to furnish the electricity, gas and water utilized in operating any and all facilities serving the Premises.

    10. WATER; HVAC; MAINTENANCE; LIGHTING; CLEANING; ELECTRICITY; ELEVATOR SERVICE BUILDING DIRECTORY. Lessor agrees to furnish (the cost of which is part of operating expenses of the Project) Lessee while occupying the Premises:

          (a) Hot and cold water at those points of supply provided for general use of other Lessees in the Building; central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Lessor to be standard, but such service at times during week days other than normal business hours for the Building, on Saturday afternoons, Sundays and holidays to be furnished only upon the WRITTEN request of Lessee, who shall bear the entire cost thereof, SUCH COST NOT TO EXCEED LESSOR'S ACTUAL COST FOR SAID SERVICE WHICH CURRENTLY IS $53.00 PER HOUR; routine maintenance and electric lighting service for all extra areas, service areas, and common areas of the Building in the manner and to the extent deemed by lessor to be standard. FOR THE PURPOSES OF THIS LEASE, NORMAL BUSINESS HOURS ARE DEFINED AS 7:00 AM TO 6:00 PM MONDAY THROUGH FRIDAY AND FROM 8:00 AM TO 12:00 PM ON SATURDAY. HOLIDAYS ARE AS FOLLOWS: NEW YEAR'S DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. IN THE EVENT A HOLIDAY FALLS ON A SATURDAY OR SUNDAY, THE BUILDING HOLIDAY SHALL BE THE NATIONALLY RECOGNIZED DAY EITHER PRECEDING OR FOLLOWING SUCH HOLIDAY. IF OVERTIME HVAC IS REQUESTED BY LESSEE IMMEDIATELY FOLLOWING NORMAL BUSINESS HOURS (I.E. AFTER 6:00 PM MONDAY THROUGH FRIDAY, OR SATURDAY AFTER 12:00
    PM), THEN THE REQUESTED OVERTIME HVAC CAN BE MADE IN ONE (1) HOUR INCREMENTS. IF OVERTIME HVAC IS REQUESTED BY LESSEE NOT IMMEDIATELY FOLLOWING NORMAL BUSINESS HOURS (I.E. SUNDAY AFTERNOON), THEN THE REQUESTED OVERTIME HVAC MUST BE FOR A FOUR (4) HOUR MINIMUM.

          (b) Janitor services on a five (5) day week basis; provided, however, if any of Lessee's floor coverings or other improvements are other than building standard, Lessee shall pay the additional ACTUAL cleaning cost attributable thereto plus fifteen percent (15%) for management cost recovery as additional rent. Lessee shall pay said additional rent WITHIN THIRTY
    (30) DAYS OF RECEIPT OF a statement therefor by Lessor, and Lessee's failure to pay shall constitute default hereunder.

          (c) STANDARD 110 VOLT electrical facilities to furnish sufficient power for typewriters, voice writers, PRINTERS, COPIERS, FACSIMILE MACHINES, calculating machines and other machines of similar low electrical consumption (total electrical power requirement not to exceed 4.5 WATTS per square foot of net rentable area INCLUSIVE OF BUILDING STANDARD LIGHTING); but not including electricity required for duplicating and electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment, the electrical power requirement of which (singly) is more than 0.5 kilowatts at rated capacity or requires a voltage other than 120/208 volts single phase; and provided that if the installation or operation of said electrical equipment requires additional air conditioning capacity above that provided by the building standard system, then the additional air conditioning installation and operating costs will be the obligation of Lessee.

          (d) All building standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and rest room areas and stairwells.

          (e) Non-exclusive elevator service to the leased Premises during normal business hours; and at least one elevator serving the leased Premises available for use at all times.

    To the extent that the services described above require electricity, gas or water supplied by public utilities, Lessor's obligations shall require only that Lessor use reasonable efforts to cause the utilities to furnish the same and shall be subject to any curtailment of utilities supplied. Failure by Lessor to any extent to furnish the foregoing defined services, or any cessation thereof, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Additionally, should any of the equipment or machinery used in connection with the Project break down, or for any cause cease to function properly, Lessee shall have no claim for rebate or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

    HOWEVER, IF ANY CONDITION PROHIBITS LESSEE FROM USING ALL OR A PORTION OF THE PREMISES, FOR ITS INTENDED PURPOSE AND SUCH CONDITION EXISTS FOR THREE (3) CONSECUTIVE DAY AFTER LESSEE PROVIDES WRITTEN NOTICE OF THE CONDITION TO LESSOR, THEN ALL RENT SHALL ABATE AS TO THAT PORTION OF THE PREMISES THAT IS RENDERED UNTENANTABLE FOR THE PURPOSE OF OFFICE SPACE AND CONTINUE FOR SO LONG AS THE CONDITION EXISTS; PROVIDED, HOWEVER, IF THE CONDITION CONTINUES FOR THIRTY (30) CONSECUTIVE DAYS, LESSEE SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LESSOR (WHICH NOTICE MAY ONLY BE GIVEN AFTER THE EXPIRATION OF THIRTY (30) DAY PERIOD), IN WHICH EVENT LESSEE WILL VACATE THE PREMISES AS SOON AS REASONABLY POSSIBLE AND THEREUPON LESSEE WILL BE RELIEVED FROM ALL OBLIGATIONS ARISING AFTER SUCH VACATION OF THE PREMISES.

    11. KEYS AND LOCKS Lessor agrees to furnish, at Lessee's cost, SEVENTY-SEVEN
(77) keys for each corridor door entering the Premises. Additional keys will be furnished at a charge by Lessor on an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Premises without Lessor's permission, and Lessee shall not make, or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this lease, Lessee shall surrender to Lessor all keys of the Premises, and give Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

    12. GRAPHICS Lessor agrees to provide and install, at Lessee's cost, all letters or numerals at the entrance to the Premises. Lessor also agrees to provide and install, at Lessee's expense, a listing of Lessee's name and office number on the Building Directory Board. No signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or which may be visible from outside the Premises unless approved in writing by Lessor. LESSEE IS HEREBY ENTITLED TO HAVE UP TO FIVE (5) STRIPS ON THE BUILDING DIRECTORY BOARD, AT LESSEE'S COST. LESSOR HEREBY APPROVES THE EXISTING GRAPHICS IN THE ELEVATOR LOBBY ON LEVEL 3. ADDITIONAL GRAPHICS CONSIDERATION ARE FOUND IN PARAGRAPH 53.

    13. PLEACEFUL ENJOYMENT. Lessor covenants that Lessee shall, and may peacefully have, hold and enjoy the Premises, subject to the other terms hereof, provided that Lessee pays the rental and other sums herein recited to be paid by Lessee and performs all of Lessee's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its and their respective ownerships of the Lessor's interest hereunder.

    14. REPAIRS BY LESSOR. Unless otherwise stipulated herein, Lessor shall not be required to make any improvements to or repairs of any kind or character on the Premises during the term of this lease, except such repairs as may be deemed necessary by Lessor for normal maintenance operations. The obligation of Lessor to maintain and repair the Premises shall be limited to building standard items. Special leasehold improvements shall, at Lessee's written request, be maintained by Lessor at Lessee's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge to cover overhead NOT TO EXCEED FIFTEEN PERCENT (15%).

    15. PAYMENTS BY LESSEE. Lessee agrees to pay all rent and sums provided to be paid to Lessor hereunder at the times and in the manner herein provided.

    16. REPAIRS BY LESSEE. Subject to Section 43, hereof, at its own cost and expense, Lessee agrees to repair or replace any damage or injury done to the Building, or any part thereof, caused by Lessee or Lessee's agents, contractors, employees, invitees, or visitors, provided, however, if Lessee fails to make such repairs or replacement promptly, Lessor may, at its option, make repairs or replacements, and Lessee shall repay the cost thereof to the Lessor WITHIN THIRTY (30) DAYS OF RECEIPT OF INVOICE, subject to Section 43.

    17. CARE OF THE PREMISES. Lessee agrees to not commit or allow any waste or damage to be committed on any portion of the Premises and at the termination of this lease, by lapse of time or otherwise, to deliver up said Premises to Lessor in as good condition as at date of possession by Lessee, ordinary wear and tear excepted, and upon such termination of this lease, Lessor shall have the right to re-enter and resume possession of the Premises.

    18. ASSIGNMENT OR SUBLEASE. In the event Lessee should desire to assign this lease or sublet the Premises or any part thereof, Lessee agrees to give Lessor written notice of such desire (and the proposed effective date thereof) at least THIRTY (30) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period of FIFTEEN (15) days following receipt of such notice within which to notify Lessee in writing that Lessor elects either (i) to terminate this lease as to the space so affected as of the date so specified by Lessee in which event Lessee will be relieved of all further obligation hereunder as to such space, or (ii) to permit Lessee to assign this lease or sublet such space, subject, however, to written approval of the proposed assignee or sublessee by Lessor, and further subject to the requirement that Lessee enter into written agreements with Lessor, and with Assignee or Sublessee, that any profit realized by Lessee as a result of such assignment or sublease (meaning the consideration agreed upon between Lessee and Assignee or the difference between the rental rate agreed upon between Lessee and Sublessee and the rent then required to be paid under this lease multiplied by the number of months in the term of the sublease) shall, to the extent such profit is immediate, be due and payable by Lessee to Lessor upon the execution of an assignment or sublease, and, to the extent such profit is deferred, be payable to Lessor by Assignee or Sublessee as it accrues, or (iii) to refuse to consent to Lessee's assignment of this lease or sublease of such space and to continue this lease in full force and effect as to the entire Premises. If Lessor should fail to notify Lessee in writing of such election within the stated FIFTEEN (15) day period, Lessor shall be deemed to have elected option (iii) above. No consent by Lessor to any assignment or sublease shall be deemed to be consent to a use not permitted under this lease, to any act in violation of this lease, or to any other or subsequent assignment or sublease, and no assignment or sublease by Lessee shall relieve Lessee of any obligation under this lease. Any attempted assignment or sublease by Lessee in violation of the terms and covenants of Section 18 shall be void. LESSOR SPECIFICALLY APPROVES THE ASSIGNMENT OR SUBLEASE OF ALL OR A PORTION OF THE PREMISES TO AN AFFILIATE OR SUBSIDIARY OF LESSEE AT ANY TIME DURING THE PRIMARY TERM, OR ANY RENEWAL PERIODS WITH WRITTEN NOTICE TO LESSOR PROVIDED (I) USE OF THE PREMISES IS IN KEEPING WITH THE QUALITY OF OTHER USAGES IN THE BUILDING AND
(II) SUCH AFFILIATE OR SUBSIDIARY HAS AN EQUAL OR GREATER FINANCIAL STANDING AS DOES LESSEE. WHERE LESSOR'S CONSENT IS REQUIRED, LESSOR WILL NOT UNREASONABLY WITHHOLD OR DELAY SUCH CONSENT. SUBLESSEE'S AND ASSIGNEES SHALL HAVE ACCESS TO USE LESSEE'S DIRECTORY BOARD STRIPS, LESSEE'S ONTRACT PARKING SPACES (AS ALLOTTED) AND AN ADDITIONAL MAILBOX AT AN ADDITIONAL COST, IF AVAILABLE.

    19. USE, ALTERATIONS, ADDITION, IMPROVEMENTS. Lessee agrees that it shall not permit the Premises to be used for any purpose other than that stated in the use clause hereof, or make or allow to be made any alterations or physical additions in or to the Premises, or place signs on the Premises which are visible from outside the Premises, SUBJECT TO THE PROVISION OF PARAGRAPH 53, or place safes, vaults or other heavy furniture or equipment within the Premises, without first obtaining the written consent of Lessor. Any and all such alterations, physical additions, or improvements, when made to the Premises by Lessee, shall at once become the property of Lessor and shall be surrendered to Lessor upon termination of this lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee. Lessee agrees specifically that no food, or cooking equipment will be installed within the Premises without the written consent of Lessor, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

    20. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Lessee agrees to not occupy or use, or permit any portion of the Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire or liability or any other insurance coverage on the Building and/or its contents, including but not limited to the use, storage, disposal or transportation of hazardous materials other than drinking cups, office supplies and similar substances commonly found in commercial office buildings in quantities or concentrations that do not violate any legal requirement.

    21. LAWS, REGULATIONS, AND RULES OF THE BUILDING. Lessee covenants to comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Premises. Lessee will comply with the rules adopted and altered by Lessor from time to time for the safety, care and cleanliness of the Premises and Building and Project and for preservation of good order therein, all of which will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.

    22. ENTRY FOR REPAIR AND INSPECTION. Lessee agrees to permit Lessor or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours to inspect the same, clean or make repairs, alterations or additions to the Project, as Lessor may deem necessary or desirable. In connection with any repairs, maintenance, improvements or alterations, in or about the Project, Lessor may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof. LESSOR SHALL CONDUCT ALL SUCH REPAIRS, ETC. SO AS TO MINIMIZE INTERFERENCE OR INCONVENIENCE TO LESSEE.

    23. NUISANCE. Lessee agrees to conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in its operation of the Building.

    24. SUBORDINATION TO MORTGAGE. Lessor covenants and agrees with Lessee that
(a) This lease is subject and subordinate to each mortgage (an "Underlying Mortgage") and each underlying financing or ground lease (an "Underlying Lease") which may now or subsequently affect Lessor's interest in the Building. In the event of the enforcement by the holder of any Underlying Mortgage of the remedies provided for by law or by such Underlying Mortgage, or in the event of the termination of an Underlying Lease, Lessee shall, upon request of any person succeeding to the interest of such holder or upon the request of the lessor under such Underlying Lease, automatically become the lessee of such successor in interest or such lessor, as the case may be, without change in the terms or provisions of this lease; provided, that neither such successor in interest nor such lessor shall be (i) bound by any payment of the Base Rent or Lessee's Proportionate Share for more than one month in advance except prepayment in the nature of security for the performance by Lessee of its obligations under this lease; (ii) bound by any amendment or modification of this lease made without the consent of such successor in interest or such lessor; or (iii) liable for any act or omission of a prior lessor under this lease.

          (b) Anything in Section 24(a) to the contrary notwithstanding, the subordination of this lease to any future Underlying Mortgage or Underlying Lease shall be conditioned upon the holder of each Underlying Lease and Underlying Mortgage executing an agreement providing that upon the holder of same succeeding to Lessor's interest because of a default by Lessor, the holder shall not terminate this lease so long as Lessee shall comply with its obligations hereunder, subject to the conditions specified in Section 24(a)(i) -
(iii) above.

    25. ESTOPPEL CERTIFICATE. Within ten (10) business days after request therefor by Lessor, Lessee shall:

          (a) execute estoppel certificates addressed to (i) any mortgagee or prospective mortgagee of Lessor, (ii) any purchaser or prospective purchaser of all or any portion of, or interest in, the Building, or (iii) any investor in the Building, certifying to the best of Lessee's knowledge (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which the Base Rental has been paid; (iii) that the Lessor is not in default under any provision of this Lease (or if Lessor is in default, specifying each such default); (iv) the address to which notices to Lessee shall be sent; and (v) other matters as such mortgagee(s), purchaser(s) or investor may reasonably require; and

          (b) deliver to Lessor such information regarding the net worth and financial condition of Lessee as Lessor may reasonably request in connection with such mortgage, sale or investments.

    26. LEASEHOLD IMPROVEMENTS. (a) All installations OR MODIFICATIONS TO THE PREMISES shall be for Lessee's account, and Lessee shall pay, as additional rent hereunder, to Lessor an amount equal to Lessor's actual cost therefor, including associated architectural and engineering fees, if any, plus a management cost recovery fee of TEN PERCENT (10%) to cover overhead within THIRTY (30) days after being invoiced therefor. Additionally, Lessee shall pay all ad valorem taxes and increased insurance premiums that are payable on account of any of the leasehold improvements that are in addition to those items (or the quantities thereof) described on Schedule 3 hereto. Failure by Lessee to pay any sums described in Section 26(a) or the Schedules hereto in full within THIRTY (30) days after its receipt of an invoice therefor will constitute failure to pay rent when due and an event of default by Lessee hereunder, giving rise to all remedies available to Lessor under this lease and at law for nonpayment of rent. Lessee shall deliver to Lessor a copy of the "as-built" plans and specifications made in or to the Premises. It is stipulated that time is of the essence in connection with Lessee's compliance with the terms of Schedule 2. NOTWITHSTANDING ANYTHING TO THE CONTRARY, LESSEE IS LEASING THE PREMISES IN AN "AS IS" CONDITION WITH NO MODIFICATIONS REQUIRED BY THE LESSOR. HOWEVER, LESSEE MAY, AT ITS SOLE COST AND EXPENSE, MODIFY THE PREMISES AFTER RECEIVING WRITTEN APPROVAL FROM THE LESSOR, SUCH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

          (b) Lessee shall not be deemed to be the agent or representative of Lessor in making any such alterations, physical additions or improvements to the Premises, and shall have no right, power or authority to encumber any interest in the Project in connection therewith other than Lessee's leasehold estate under this Lease. However, should any mechanics' or other liens be filed against any portion of the Project or any interest therein (other than Lessee's leasehold estate hereunder) by reason of Lessee's acts or omissions or because of a claim against Lessee or its contractors, Lessee shall cause the same to be cancelled or discharged of record by bond or otherwise within ten (10) days after notice by Lessor. If Lessee shall fail to cancel or discharge said lien or liens, within said ten (10) day period, which failure shall be deemed to be a default hereunder, Lessor may, at its sole option and in addition to any other remedy of Lessor hereunder, cancel or discharge the same and upon Lessor's demand, Lessee shall promptly reimburse Lessor for all costs incurred in cancelling or discharging such lien or liens.

    27. LIMITAION OF LESSOR'S PERSONAL LIABILITY. Lessee specifically agrees to look solely to Lessor's interest in the PROJECT for the recovery of any judgment from Lessor, it being agreed that Lessor (and its partners and shareholders) shall never be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any other action not involving the personal liability of Lessor to respond in monetary damages or from assets of Lessor or any partner of Lessor other than Lessor's interest in the PROJECT or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under insurance policies maintained by Lessor.

    28. PARKING. (a) Lessee shall at all times during the term of this lease agreement lease parking rights for sixty five (65) unreserved parking spaces and twelve (12) reserved parking spaces in the parking garage adjacent to the Building (the "Garage"). No specific spaces in the Garage are to be assigned to Lessee, but Lessor will issue to Lessee the aforesaid number of parking stickers, each of which will authorize parking in the Garage of a vehicle on which the sticker is displayed, or Lessor will provide a reasonable alternative means of identifying and controlling vehicles authorized to park in the Garage. Lessor may designate the area or areas of the Garage within which each such vehicle may be parked, and Lessor may change such designations from time to time. Lessor may make, modify and enforce rules and regulations relating to the parking of vehicles in the Garage, and Lessee will abide by and cause its agents, employees and invitees to comply with such rules and regulations. Lessor may provide parking for visitors to the Building in an area designated by lessor and in a capacity determined by Lessor to be appropriate for the Building. Lessor reserves the right to charge and collect a fee for parking in the visitor parking area in an amount determined by Lessor to be appropriate. Lessor, at its sole discretion, may change the designated area for the visitor parking and the fee to be charged for its use. NOTWITHSTANDING ANYTHING TO THE CONTRARY, LESSOR RESERVES THE RIGHT TO REDESIGNATE AND RELOCATE ANY RESERVED PARKING SPACE LOCATED ON LEVEL ONE OF THE GARAGE TO ANOTHER LEVEL, ONLY IN THE EVENT THAT LESSOR REQUIRES ADDITIONAL VISITOR PARKING SPACES IN THE GARAGE ON LEVEL ONE.

    (b) As the Basic Parking Charge, Lessee covenants and agrees to pay Lessor during the initial term of this Lease, as additional rental hereunder, $35.00 for each of the unreserved parking spaces and $65.00 for each of the reserved parking spaces leased hereunder, such sum to be payable monthly in advance on the first day of each and every calendar month during the lease term, and a pro rata portion of such sum shall be payable for the first and last partial calendar month of the term of this lease in the event the lease term commences on a date other than the first day of a calendar month. Lessee's obligation to pay the Basic Parking Charge shall be considered an obligation to pay rent for all purposes hereunder and shall be secured in like manner as is Lessee's obligation to pay rent. Default in payment of such Basic Parking Charge (after notice as hereinafter provided) shall be deemed a default in payment of rent. FOR THE PURPOSES OF THIS LEASE, LESSOR WILL ABATE THE MONTHLY PARKING CHARGES FOR THE FIRST EIGHTEEN (18) MONTHS OF THE LEASE TERM FOR THE UNRESERVED PARKING CHARGES ONLY. THERE IS NO ABATEMENT OF PARKING CHARGES FOR THE RESERVED SPACES.

    29. CONDEMNATION. Lessor and Lessee mutually covenant and agree that if the Premises is taken or condemned for any public purpose to such an extent as to render the Premises untenantable, this lease shall, at the option of either party, forthwith cease and terminate. All proceeds from any taking or condemnation of the Premises shall belong to and be paid to Lessor.

    30. DAMAGES FROM CERTAIN CAUSES. Lessor and Lessee mutually covenant and agree that Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any cause beyond Lessor's reasonable control, or SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, for any damage or inconvenience which may arise through repair or alteration of any part of the Project, or failure to make any such repairs, PROVIDED THAT THE ACTION OR INACTION OF LESSOR IS REASONABLE.

    31. LIEN FOR RENT. In consideration of the mutual benefits arising under this lease, Lessee hereby grants to Lessor a lien and security interest on all property of Lessee now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. The provisions of Section 31 relating to said lien and security interest shall constitute a security agreement under the Uniform Commercial Code so that Lessor shall have and may enforce a security interest on all property of Lessee now or hereafter placed in or on the Premises, including but not limited to all fixtures, machinery, equipment, furnishings and other articles of property now or hereafter placed in or upon the Premises by Lessee. Lessee agrees to execute as debtor such financing statement or statements as Lessor may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to said Code. Lessor may at its election at any time file a copy of this lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Code in addition to and cumulative of the Lessor's liens and rights provided by law or by the other terms and provisions of this lease. LESSOR WILL GRANT SUBORDINATION UPON REASONABLE WRITTEN REQUEST SUBJECT TO THE FEE LISTED IN PARAGRAPH 54 HEREIN.

    32. LESSOR'S RIGHT TO RELET. In the event of default by Lessee in any of the terms or covenants of this lease or in the event the Premises are abandoned or vacated for thirty (30) consecutive days by Lessee, Lessor and Lessee mutually covenant and agree that Lessor shall have the right, but not the obligation, to relet same for the remainder of the term provided for herein, and if the rent received through reletting does not at least equal the rent provided for herein, Lessee shall pay and satisfy the deficiency between the amount of the rent so provided for and that received through reletting, including, but not limited to, the REASONABLE cost of reletting and related commissions, renovating, altering and decorating for a new occupant. Nothing herein shall be construed as in any way denying Lessor the right, in the event of abandonment of the Premises or other breach of this lease by Lessee, to treat the same as an entire breach and at Lessor's option to terminate this lease and/or immediately seek recovery for the entire breach of this lease and any and all damages which Lessor suffers thereby; HOWEVER, LESSOR SHALL USE REASONABLE EFFORTS TO MITIGATE DAMAGES IN SUCH EVENT, INCLUDING ATTEMPTING TO RELET THE PREMISES.

    33. HOLDING OVER. In the event of holding over by Lessee after expiration or termination of this lease without the written consent of Lessor, Lessor and Lessee mutually covenant and agree that Lessee shall pay as liquidated damages ONE HUNDRED FIFTY PERCENT (150%) OF the then existing base rental and additional rental, CALCULATED ON A DAILY BASIS. No holding over by Lessee after the term of this lease shall be construed to extend the lease; in the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other tenant to whom Lessor may have leased all or any part of the Premises effective upon the termination of this lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this lease a lease from month to month.

    34. FIRE CLAUSE. In the event of a fire in the Premises, Lessor and Lessee mutually covenant and agree that Lessee shall immediately give notice thereof to Lessor. If the Premises, through no fault or neglect of Lessee, its agents, employees, OR invitees, shall be partially destroyed by fire or other casualty so as to render the Premises untenantable, the rental provided for herein shall abate thereafter until such time as the Premises are made tenantable as REASONABLY determined by Lessor (but in no event shall Lessor's obligation exceed Building Standard Improvements). In the event of the destruction of the Premises without fault or neglect of Lessee, its agents, employees, OR invitees, or if from any cause the same shall be so damaged that Lessor shall decide not to rebuild OR THE DAMAGE CAN NOT BE RESTORED WITHIN ONE HUNDRED TWENTY (120) DAYS OF THE DATE OF CASUALTY, then Lessor or Lessee may terminate this lease and all rent owed up to the time of such damage, destruction or termination shall be paid by Lessee and thenceforth this lease shall cease and come to an end.

    35. ATTORNEYS FEES. In any action or proceeding brought by Lessor or Lessee regarding the performance of any of the terms, covenants, agreements or conditions contained in this lease, Lessor and Lessee mutually covenant and agree that the prevailing party shall be entitled to recover from the other party its reasonable attorney's fees, investigations costs and court costs.

    36. AMENDMENTS. This lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

    37. ASSIGNMENT BY LESSOR. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Sections 13 and 27 hereof) no further liability or obligation shall thereafter accrue against Lessor hereunder or under any agreement relating to this lease.

    38. DEFAULT BY LESSEE. If default shall be made in the payment of any sum to be paid by Lessee under this lease, and default shall continue for ten (10) days, or default shall be made in the performance of any of the other covenants or conditions which Lessee is required to observe and to perform, and such default shall continue for twenty (20) days AFTER WRITTEN NOTICE TO LESSEE, or if the interest of Lessee under this lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debt or obligations, or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure if Lessee be a corporation or other entity, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon or vacate the Premises during the term of this lease or any renewals or extensions thereof, or if Lessee is a corporation and Lessee shall cease to exist as a corporation in good standing under the laws of the State of Texas of if Lessee is a partnership or other entity and shall be dissolved or otherwise liquidated, then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this lease (provided that no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing) and thereupon, at Lessor's option, may have any one or more of the following described remedies in addition to all other rights and remedies available at law or in equity:

          (a) Lessor may terminate this lease and forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the unpaid rent earned at the time of termination, plus interest thereon at the LOWER OF THE maximum non-usurious rate OR TWELVE PERCENT (12%) per annum from the due date, (iii) the balance of the rent for the remainder of the term less the fair market rental value of the Premises for said period and
    (iv) any other sum of money and damages owed by Lessee to Lessor.

          (b) Lessor may terminate Lessee's right of possession (but not the lease) and may repossess the Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Lessee and without terminating this lease, in which event Lessor may, but shall be under no obligation to do so, relet the same for the account of Lessee for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such reletting Lessor is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient, and (i) if Lessor shall fail or refuse to relet the Premises, or (ii) if the same are relet and a sufficient sum shall not be realized from such reletting after paying the unpaid basic and additional rent due hereunder plus interest at the LOWER OF THE maximum non-usurious rate OR TWELVE PERCENT (12%) thereon, the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this lease to be paid, then Lessee shall pay to Lessor as damages a sum equal to the amount of the rental reserved in this lease for such period or periods, or if the Premises have been relet, the Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time and Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of Section 38(b) from time to time, and that no delivery to or recovery of any portion due Lessor hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Lessor, nor shall such reletting be construed as an election on the part of Lessor to terminate this lease unless a written notice of such intention be given to Lessee by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

    39. NON-WAIVER. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

    40. CASUALTY INSURANCE. Lessor shall maintain fire and extended coverage insurance on the base building portion of the Building and on Building Standard Improvements within the Premises. Said insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts desired by Lessor (but no less than 80% of the insurable value of the insurable portion of the Building (exclusive of foundations), including replacement cost endorsement) and at the expense of Lessor (which expense shall be an operating expense pursuant to Section 7(a)(5) of this lease) and payments for losses thereunder shall be made solely to Lessor and Lessor's mortgagees. Lessee shall maintain, at its expense, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on all additions and leasehold improvements to the Premises which exceed Building Standard. If the annual premiums to be paid by Lessor shall exceed the standard rates because Lessee's operations, contents of the Premises, or leasehold improvements with respect to the Premises beyond Building Standard, result in extra-hazardous exposure or increased costs, Lessee shall promptly pay the excess amount of the premium upon request by Lessor.

    41. LIABILITY INSURANCE. Lessor shall, at its expense (which expense shall be an operating expense pursuant to Section 7(a)(5) of this lease), maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due date, issued by and binding upon some solvent insurance company, such insurance to afford minimum protection (such insurance to inure to the benefit of Lessor only, and not to Lessee) of not less than $1,000,000 in respect of personal injury or death in respect of any one occurrence and of not less than $250,000 for property damage in any one occurrence. Lessee shall, at its expense maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due date, issued by and binding upon some solvent insurance company, such insurance to afford Lessee minimum protection of not less than $1,000,000 in respect of personal injury or death in respect of any one occurrence and of not less than $250,000 for property damage in any one occurrence.

    Lessee shall furnish to Lessor and maintain on deposit with Lessor, duplicate insurance policies or certificates of insurance evidencing Lessee's compliance with the insurance provisions hereof.

    42. HOLD HARMLESS. Lessor shall not be liable to Lessee, or to Lessee's agents, servants, employees, customers or invitees for any injury or damage to person or property caused by any act, omission or neglect of Lessee, its agents, servants, or employees, and Lessee agrees to indemnify and hold Lessor harmless from all liability and claims for any such damage or bodily injury. Lessee shall not be liable to Lessor, or to Lessor's agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission or neglect of Lessor, its agents, servants or employees, and Lessor agrees to indemnify and hold Lessee harmless from all claims for such damage or bodily injury.

    43. OF SUBROGATION RIGHTS. Anything in this lease to the contrary notwithstanding, Lessor and Lessee each hereby waive any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any leasehold improvements thereto, or said Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies referred to in Section 40 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and agrees that no insurer under such policies shall hold any right of subrogation against such other party.

    44. NAME OF BUILDING. Lessor may change the name of the Building at any time without notice to Lessee and Lessee shall not use the name of the Building for any purpose other than its mailing address.

    45. NOTICES. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand, delivered by a commercially recognized express mail or messenger service, or sent by United States Mail, certified or registered, return receipt requested, postage prepaid, to the addresses noted for the respective parties. Such addresses may be changed from time to time by either party by giving written notice as provided herein. Notice shall be deemed given upon the date of delivery if by hand or messenger service (or attempted delivery if such delivery is unsuccessful), as evidenced by the records of the express mail or messenger service or the return receipt, as applicable.

    47. SURVIVAL. All of Lessee's AND LESSOR'S covenants and obligations contained in this Lease shall survive the expiration or earlier termination of this Lease. No provision of this Lease providing for termination in certain events shall be construed as a limitation or restriction of Lessor's rights and remedies at law or in equity available upon a breach by Lessee of this Lease.

    This lease shall be binding upon and inure to the benefit of the successors and assigns of Lessor, and shall be binding upon and inure to the benefit of Lessee, its successors, and, to the extent assignment may be approved by Lessor hereunder, Lessee's assigns. The pronouns of any gender shall include the other genders, and either the singular of the plural shall include the other.

    All rights and remedies of Lessor under this lease shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this lease is a Texas contract, and all of the terms hereof shall be construed according to the laws of the State of Texas.

    48. REAL ESTATE BROKERS. Lessee represents to Lessor that Lessee has not dealt with any broker in connection with this Lease, other than The Staubach Company on behalf of Lessee and Tanglewood Property Management Company on behalf of Lessor.

    49. TELECOMMUNICATIONS. (a) Lessor reserves the right as promulgated by state and federal laws, rules and regulations to oversee and manage the telecommunication issues, equipment and cabling in the Building. Lessee will notify Lessor of any telecommunication needs, requirement and issues as required or deemed necessary by the Lessee. The Lessor will not unreasonably delay any request by the Lessee regarding any telecommunications issues or needs. The Lessor will not unreasonably deny or discriminate regarding entry to the Building by any telecommunications provider, but will seek a fair and reasonable agreement based on available space in the Building; health, safety and engineering issues and other issues that directly effect the Building and the Building's tenants.

          (b) Lessor reserves the right now or in the future to install a minimum point of entry cable facility and a cable/fiber riser system within the Building and require all telecommunication providers to equally utilize this location or area depending on the space available and utilize the cable or fiber riser system as each telecommunications provider chronologically seeks to enter the Building. If the telecommunications providers currently have equipment and cabling in the Building riser when the Lessor institutes the Building cable facility, the Lessor will give that telecommunications provider(s) ninety (90) days written notice that the Lessor will be completing a new cable riser facility in the Building and that the telecommunications provider will be required to move to the minimum point of entry and connect to the Building's cable riser system.

          (c) Lessee agrees to indemnify and hold the Lessor, Lessor's partners, agents, employees and contractors harmless from all liabilities and damages regarding telecommunication services and issues as well as the telecommunications riser facility installed or present in the Building by any telecommunications company or provider.

          (d) Telecommunications will evolve and increase in need during the term of this Lease agreement. The Lessor will use best efforts to accommodate all reasonable needs and requirements of all tenants and all telecommunications providers.

    50. RENEWAL OPTIONS. (a) As long as Lessee is not in uncured default in the performance of its covenants under this lease of which Lessor has given Lessee written notice, Lessee is hereby granted the option to renew the term of this lease for one (1) additional period of five (5) years, the "Renewal Term" to commence at the expiration of the initial term of this lease. Lessee shall exercise its option to renew as follows: Lessee shall deliver written notice to Lessor at least six (6) months prior to the expiration of the current term of this lease that Lessee may exercise its renewal option. Within thirty (30) days of Lessor's receipt of Lessee's written notice, Lessor shall notify Lessee in writing of the Market Base Rental Rate (hereinafter defined) that Lessee shall pay during such renewal term. Within forty five (45) days after receipt of such written notice from Lessor, Lessee shall, if it elects, deliver written notice to Lessor of its election to exercise its renewal option hereunder. If Lessee does not respond within such forty five (45) day period, Lessee's right to renew hereunder shall terminate. All terms of this lease shall apply to such renewal option, except
(i) the Base Rental (hereinafter defined) during the Renewal Term shall be the then prevailing Market Base Rental Rate at the time Lessee exercises the respective renewal option, (ii) Lessee shall not have an option to renew this lease beyond the expiration of the Renewal Term, (iii) Lessee shall not have the right to assign its renewal rights to any sublessee or assignee of the Premises nor may a sublessee or assignee exercise such renewal right, and (iv) the leasehold improvements will be provided in their then existing condition (i.e. on an "as-is" basis) at the time the Renewal Term commences.

          (b) As used in this lease, the term "Market Base Rental Rate" shall mean the net effective rate per square foot of net rentable area at which a willing lessor and a willing lessee would agree to lease comparable space to that for which the Market Base Rental Rate is being determined in comparable office buildings in the West Loop/Galleria area of Houston, Texas, which rate shall take into account all relevant economic and non-economic factors, including but not limited to: the credit-worthiness, and other qualities of such lessee, the quality of the management of the building in question, the amount of space being offered for lease, the location within the building of such offered space, whether the space being offered is a full floor or a portion of a multi-tenant floor, the quality and finish of the offered space as it then exists, the age and quality of such building, the lease term and renewal options, the scheduled or actual commencement date, add-on factors, basis for paying operating expenses, and market inducements, such as free rent, moving expenses, and architectural, construction and lease assumption allowances.

          (c) Whenever Lessee is to pay the Market Base Rental Rate for space under the terms of this lease, Lessee shall, in addition, pay its share of the Forecast Operating Expenses (hereinafter defined) utilizing the hereinafter defined procedures. The Base Year shall be the calendar year that the Market Base Rental Rate is determined for that calendar year.

    51. FIRST RIGHT OF REFUSAL Provided that Lessee is not in default hereunder, Lessee shall have a continuing right for the area mentioned herein, at Lessee's option (the "First Refusal Option"), but subject to rights provided to other lessee's under existing leases and subject to the renewal or expansion for existing tenants' leases, to lease any space located on the fourth (4th) floor of the Building, not already covered by this Lease at any time such space becomes available for leasing by Lessor to third parties during the term of this Lease. Lessor shall give Lessee written notice (the "First Refusal Notice") when Lessor has determined that such space will be or has become available for leasing by Lessee pursuant to its First Refusal Option, together with the economic terms pursuant to which Lessor desires to lease such space, such terms being the greater of the Market Base Rental Rate as defined in this lease or the rate a bona fide arm's-length third party is then offering to pay Lessor for such space. Lessee shall have a period of ten (10) business days following receipt of such First Refusal Notice in which to determine whether to exercise its First Refusal Option with respect to such space. If Lessee elects to exercise such Option, then Lessor and Lessee shall enter into an amendment to this Lease whereby Lessee shall lease such space from Lessor in accordance with the economic terms contained in Lessor's proposal described above, but otherwise this new space shall become part of the Premises in accordance with the terms of this lease. If Lessee does not exercise its First Refusal Option within such ten (10) day period, or if Lessor and Lessee are unable to agree upon an amendment covering such space within twenty (20) days after Lessee elects to lease such space, then Lessor may not enter into a lease with any such third parties on economic terms materially more favorable to the tenant than the terms offered by Lessor to Lessee pursuant to the First Refusal Notice. If Lessee does not exercise its First Refusal Option within such ten (10) day period, and if the subject space has not been leased to third parties within six (6) months of the First Refusal Notice, then the terms of this Section 51 shall once again be applicable just as if the space has just become available for leasing by Lessee. The First Refusal Notice may be delivered to Lessee at any time following the execution of this Lease.

    52. NON-DISTURBANCE AGREEMENT. Lessor will use its best efforts to obtain a Non-Disturbance Agreement from its lender in a form similar to the one attached. During the term of this Lease, should Lessee request a Non-Disturbance Agreement, Lessee agrees to pay Lessor the fee for such requested form as specified in Paragraph 54 below.

    53. SIGNAGE Upon execution of this Lease, Lessee and it's affiliate, Pinnacle Management & Trust shall have the right to place its name on the exterior monument located in the surface parking lot. Lessor and Lessee hereby agrees that Lessee shall be responsible for all costs associated with the installation of such signage on the monument and that all initiation and/or monthly fees associated with the signage shall be at no additional cost to Lessee. Prior to installation, the lettering height, design, and location of such must be submitted to the Lessor for approval, which shall not be unreasonably withheld or delayed.

    54. FEES FOR LESSEE REQUESTED FORMS. During the term of this Lease, Lessee may request certain specific forms which may be necessary for the Lessor to prepare, review, consent or approve. The fees for such forms are as follows:

                         FORM                                FEE PER OCCURRENCE
          Subordination and Non-Disturbance Agreement...................$300.00
          Landlord's Waiver & Consent...................................$150.00
          Sub-Lease Agreement...........................................$300.00
          Miscellaneous Amendments (Lessee Name Change,.................$300.00
          Early Termination, or any document that does not create
          income for the Lessor)
          Review of remodeling plans for any modification of............$ 20.00
          the Premises not already covered during the initial          per sheet
          improvement of the Premises.

    IN TESTIMONY WHEREOF, the parties hereto have executed this lease as of the date aforesaid.

LESSOR:                                 LESSEE:

5599 SAN FELIPE, LTD.,                  HARRIS WEBB & GARRISON, INC.,
a Texas limited partnership             a Texas corporation

By:  San Felipe Tower, Inc.,
     a Delaware corporation,
     the sole general partner


By: __________________________          By: _______________________

Name: ________________________          Name: _____________________

Title: Attorney for Lessor              Title:   _____________________

                                  SCHEDULE 1
                          TERM-SUBSTANTIAL COMPLETION


    Intentionally deleted.

                                  SCHEDULE 2
                CONSTRUCTION OF INITIAL LEASEHOLD IMPROVEMENTS


Notwithstanding anything to the contrary, Lessee is leasing the Premises in an "as is" condition with no modifications required by the Lessor. However, Lessee may, at its sole expense, modify the Premises after receiving written approval from the Lessor, which such approval shall not be unreasonably withheld, conditioned or delayed.

                                  SCHEDULE 3
                               MONETARY MATTERS


Lessee shall be responsible for costs and expenses incurred in connection with Lessee's leasehold improvements and shall be due and payable to Lessor within thirty (30) days after delivery of a written invoice to Lessee, in the event that Lessor performs or installs such leasehold improvements.

                                  EXHIBIT "B"

                             RULES AND REGULATIONS


1. All tenants will refer all contractors', representatives and installation technicians who are to perform any work within the Building to Lessor for Lessor's supervision, approval and control before the performance of any such work. This provision shall apply to all work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and any other physical portion of the Building. Lessee shall not mark, paint, drill into, or in any way deface any part of the Building of the Leased Premises, except with the prior written consent of the Lessor, and as the Lessor may direct.

2. The work of the janitorial or cleaning personnel shall not be hindered by Lessee after 5:30 p.m., and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at any time. Lessee shall provide adequate waste and rubbish receptacles, necessary to prevent unreasonable hardship to Lessor in discharging it's obligations regarding cleaning services.

3. Movement of furniture or office equipment in or out of the Building, or dispatch or receipt by Lessee of any heavy equipment, bulky material or merchandise which requires use of elevators or stairways, or movement through the Building's service dock or lobby entrance shall be restricted to such hours as Lessor shall REASONABLY designate. All such movement shall be in a manner to be agreed upon between Lessee and Lessor in advance. Such prior arrangements shall be initiated by Lessee. The time, method, and routing of movement and limitations for safety or other concern which may prohibit any articles, equipment or other items from being brought into the Building shall be subject to Lessor's discretion and control. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards, and such other safeguards as the Building shall require. Although Lessor or it's personnel may participate in or assist in the supervision of such movement, Lessee assumes final responsibility for all risks as to damage to articles moved and injury to other persons or property engaged in such movement, including equipment, property and personnel of Lessor if damaged or injured as a result of acts in connection with carrying out this service for Lessee, from the time of entering the property to completion of work. Lessor shall not be liable for the acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed by Lessee.

4. No sign, advertisement or notice shall be displayed, painted or affixed by Lessee, it's agents, servants or employees, in or on any part of the outside or inside of the Building or Leased Premises without prior written consent of Lessor and then only of such color, size, character, style and material and in such places as shall be approved and designated by Lessor. Signs on doors and entrances to the Leased Premises shall be placed thereon by Lessor.

5. Lessee shall not place, install or operate on the Leased Premises or in any part of the Building any engine, heating or air conditioning apparatus, stove, or machinery, or conduct mechanical operations, or place or use in or about the Leased Premises any inflammable, explosive, hazardous or odorous solvents or martials without the prior written consent of Lessor. No portion of the Leased Premises shall at any time be used for sleeping, or lodging quarters.

6. Lessee shall not make or permit any loud or improper noises in the Building or otherwise interfere in any way with other tenants.

7. Lessor will not be responsible for any lost or stolen personal property or equipment from the Leased Premises or public areas, regardless of whether such loss occurs when the area is locked against entry or not, UNLESS DUE TO THE GROSS NEGLIGENCE OF LESSOR, LESSOR'S AGENTS, EMPLOYEES, CONTRACTORS, SUB-CONTRACTORS, VENDORS OR LICENSEES.

8. Lessee, or the employees, agents, servants, visitors or licensees of Lessee, shall not, at any time or place, leave or discard rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building or attached garage. No animals, bicycles or vehicles of any description shall be brought into or kept in or about the Building.

9. No additional lock or locks shall be placed by Lessee on any door in the Building unless written consent of Lessor shall have first been obtained. Additional keys required must be obtained from Lessor. A REASONABLE charge will be made for each additional key furnished. All keys shall be surrendered to Lessor upon termination of tenancy.

10. None of the entries, passages, doors, hallways, or stairways in the Building shall be blocked or obstructed.

11. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including computers, safes, large files, etc., that are to be placed in the Building, and only those which in the exclusive judgement of the Lessor will not do damage to the floors, structure and/or elevators may be moved into the Building. Any damage caused by installing, moving or removing such aforementioned articles in the Building shall be paid for by Lessee.

12. All Christmas and other decorations must be constructed of flame retardant materials. Natural Christmas trees, garland, etc. are not permitted in the Building due to their potential fire hazard.

13. Lessee shall provide Lessor with a list of all personnel authorized to enter the Building after hours (6:00 p.m. to 6:00 a.m. Monday through Friday and 24 hours a day on weekends and holidays).

14. Anyone entering or leaving the Building after hours must sign their name, company, suite number and time on the Building Register and show proper identification, if requested.

15. After hours air conditioning/heating (6:00 p.m. through 7:00 a.m. Monday through Friday, 1:00 P.M. to 12:00 midnight Saturday, all day Sundays and holidays) must be requested in writing by noon of a regular work day prior to the day for which additional air conditioning is requested. Lessee shall be charged the prevailing hourly rate, which is $53.00/hour with a four (4) hour minimum, UNLESS OTHERWISE NOTED IN THE LEASE.

16. Any furniture or equipment removed from the Building after hours must be listed in the Building Register. Description and serial numbers should be included. Pass-out orders on Lessee's stationery must be surrendered to the security officer in the lobby when any articles are being removed from the Building.

17. All routine deliveries to a tenant's leased premises shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Management Office.

18. Names to be placed on or removed from the directory board in the lobby of the Building should be furnished to the Property Manager in writing on Lessee's letterhead. Lessee shall have use of the same percent of the directory board as Lessee's Net Rentable Area is to the Total Net Rentable Area of the Building.

19. Any additional services as are routinely provided to tenants, not required by the Lease to be performed by Lessor, which Lessee requests Lessor to perform, and which are performed by Lessor, shall be billed to Lessee at Lessor's cost plus 15%.

20. All doors leading from the public corridors to the Leased Premises are to be kept closed when not in use.

21. Canvassing, soliciting or peddling in the Building is prohibited, and Lessee shall cooperate to prevent same.

22. Lessee shall give immediate notice to the Management Office in case of accidents in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment or of any known emergency in the Building.

23. Lessee shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith or multigraph reproduction, except in connection with it's own business.

24. The requirements of Lessee will be attended to only upon application at the Management Office. Employees of Lessor shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Management Office.

25. Lessee shall place or have placed solid pads under all rolling chairs such as may be used at desks or tables. Any damages caused to carpet by not having same shall be repaired or replaced at the expense of Lessee.

26. Lessee, or the employees, agents, servants, visitors, or licensees of Lessee, shall abide by the Rules and Regulations for the Garage.

27. Smoking is NOT permitted in elevators, stairwells, hallways, restrooms or any common areas. Employees of non-smoking offices MUST exit the Building when smoking, and may smoke outside the Building only in designated smoking areas. Offices which permit smoking must install air cleaning equipment to prevent the smoke odors from entering other tenant offices or common areas of the Building.

28. Firearms or weapons of any kind are not permitted in the building at any time.

29. Lessor reserves the right to rescind any of these Rules and Regulations of the Building, and to make such other, reasonable and further rules and regulations as in its judgement shall from time to time be needful for the safety, protection, care, and cleanliness of the Building, the Leased Premises, and the attached garage, the operation thereof, the preservation of good order therein and the protection and comfort.

                                 EXHIBIT "C"

                               BUILDING STANDARD

Building standard improvements, as used in the Lease, shall consist of the following, in the qualities and quantities set forth below.

1.  PARTITIONS.

    Partitions will be 5/8" thick gypsum board on 2-1/2" metal studs nine (9) feet high, finished with two (2) coats of flat latex wall paint. All partitions will receive 4" cove vinyl base and will be furnished in quantities of one (1) lineal foot of partition per ten (10) square feet of Rentable Area.

2.  DOORS, DOOR FRAMES AND HARDWARE.

    Three (3) foot by nine (9) foot solid core, simulated-teak-veneered door in a painted extruded Raco aluminum frame. Hardware consists of passage sets on all interior doors and lock sets on all entry doors. All entry doors shall have a Building standard closer and will be furnished in quantities of one
    (1) per three hundred (300) square feet of Rentable Area.

3.  LIGHTING FIXTURES AND SWITCHES.

    One (1) two (2) foot by four (4) foot air handling fluorescent lighting fixture with acrylic lens per ninety (90) square feet of Rentable Area. Public areas shall have lighting selected by Lessor.

4.  CEILING.

    A 5/8" thick, random-fissured. mineral fiber, two (2) foot by two (2) foot acoustical tile throughout the Premises.

5. ELECTRICAL/TELEPHONE.

    Single pole rocker type light switch with cover plate. mounted in Building standard partition at standard height and furnished in quantities of one (1) per one hundred fifty (150) square feet of Rentable Area. Convenience outlet with cover plate mounted in Building standard partition at standard height and furnished in quantities of one (1) per one hundred (100) square feet of Rentable Area. Telephone outlets, mounted in Building standard partition at standard height furnished in quantities of one (1) per two hundred (200) square feet of Rentable Area.

6.  FLOOR COVERING.

    Building standard carpet (Stratton Design Series 111-30 oz.) direct glue. one color, throughout the Premises.

7.  WINDOW COVERING.

    Horizontal black-brown aluminum one-inch-slat mini-blinds for perimeter windows.

8.  RESTROOMS AND DRINKING FOUNTAINS.

    One (1) women's restroom, one (1) men's restroom and two (2) drinking fountains per floors each furnished complete and in reasonable compliance with The Americans With Disabilities Act of 1990.

9. Notwithstanding the foregoing, Lessor's obligation to provide tenant improvements under the lease shall be limited to $0.00/net rentable square foot leased.

DRAFT ONLY
                              NON-DISTURBANCE AND
                             ATTORNMENT AGREEMENT


    THIS AGREEMENT is made and entered into as of the ___________ day of _________________, 199__, by and among HARRIS, WEBB & GARRISON ("Lessee"),
____________________________________  ("Secured Party"),  and 5599 SAN FELIPE,
LTD. ("Lessor").

                             W I T N E S S E T H:

    WHEREAS, Lessor and Lessee have entered into that certain Lease agreement (the "Lease") dated as of the _______ day of _______________, 199__ covering certain premises (the "Premises") more particularly described there in located on the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes; and

    WHEREAS, Secured Party holds a lien and security interest (collectively, the "Lien") upon the Premises; and

    WHEREAS, the parties hereto desire to evidence, among other things, their understanding and agreement that (i) Lessee's rights under the Lease are subordinate to the Lien, but (ii) that Secured Party will not disturb Lessee's possessions and use of the Premises during the term of the Lease provided that Lessee is not in default thereunder.

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENT:

    That for and in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged and confessed, it is hereby agreed as follows:

    1. Subordination. The rights of Lessee in and to the Premises whether arising under the Lease, or otherwise, are in all respects subject, subordinate and junior to the Lien.

    2. Non-Disturbance. So long as no events of default (as defined in the Lease) by Lessee has occurred and is continuing, Lessee's possessions and use of the Premises and Lessee's rights and privileges under the Lease or any extensions, modifications or renewals thereof shall not be diminished, disturbed or interfered with by Secured Party.

    3. Non-Joinder in Foreclosure. So long as no event of default by Lessee has occurred and is continuing, Secured Party will not join Lessee as a party defendant in any action or proceeding foreclosing the Lien unless such joinder is necessary to foreclose the Lien, and then only for such purpose and not for the purpose of terminating the Lease.

    4. Attornment. If the interests of Lessor shall be transferred to and owned by Secured Party by reason of foreclosure and other proceedings brought by it in lieu of or pursuant to a foreclosure, or otherwise, and Secured Party succeeds to the interest of Lessor under the Lease, Lessee shall be bound to Secured Party under the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease with the same force and effect as if Secured Party were Lessor under the Lease, and Lessee does hereby attorn to Secured Party as its Lessor, said attornment to be effective and self-operative immediately upon Secured Party's succeeding to the interest of the Lessor under the Lease without the execution of any further instruments on the part of any further instruments on the part of any of the parties hereof; provided, however, that Lessee shall be under no obligation to pay rent to Secured Party until Lessee received written notice from Secured party that is has succeeded to the interest of Lessor under the Lease or the rents due under the Lease. With its succession to the interest of Lessor under the Lease, Secured Party shall assume Lessor's obligations under the Lease. Lessee agrees that if Secured Party shall succeed to the interest of Lessor under the Lease, Secured Party shall not be (a) liable for any action or omission of any prior lessor under the Lease, (b) subject to any offsets or defenses which Lessee might have against any prior lessor, (c) bound by any rental which Lessee might have paid for more than the then current month to any prior lessor, or (d) bound to any security deposit which Lessee may have paid to any prior lessor unless such deposit has been delivered to Secured Party or is in an escrow fund available to Secured Party.

    5. Default. The Lease is in full force and effect, and no default exists hereunder. In the event Lessor should default in the payment or performance of any of its obligations under the Lease, Lessee shall give Secured Party notice of such default concurrently with the delivery of notice thereof to Lessor, and Secured Party shall have the right (but not the obligation) to cure such default within 30 days from the receipt of such notice. In the event Lessee should default in the payment or performance of any of its obligations under the Lease, Lessor shall immediately give Secured Party notice thereof.

    6. Notices. Any notice required pursuant to the provisions hereof shall be deemed completed two (2) days after deposit of written notice enclosed in a pre-paid wrapper, marked certified mail, return receipt requested, in a post office of official depository under the care and custody of the United State postal Service, properly addressed or at such other address as may from time to time be furnished to the parties hereto in the manner provided for notice herein:


    Lessee:           Harris, Webb & Garrison
                      5599 San Felipe, Suite 301
                      Houston, Texas 77056

    Lessor:     5599 San Felipe, Ltd.
                      5599 San Felipe, Suite 106
                      Houston, Texas 77056

    Secured:          ______________________________

    7. Modification. Lessee acknowledges that the Lease has been assigned to Secured Party as security for the payment of the note secured by the Lien. No amendments or modifications shall be made to the Lease without the prior written consent of Secured Party. Upon notice from Secured Party, Lessee shall pay all rent payable under the Lease to Secured Party.

    8. General. This Agreement and each and every covenant, agreement, and other provision hereof shall be binding upon the parties hereto and their successors and assigns. As used herein, the term Secured Party includes all successors and assigns of the entity presently constituting Secured Party, including any purchaser of the premises at a foreclosure sale or grantee in a conveyance in lieu of foreclosure. This Agreement is made and executed under and in all respects is to be governed and construed by the laws of the state of Texas. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing, and the mailing thereof by certified mail, or equivalent, to the addresses as set forth hereinabove, or to such other places any other party hereto may be notice in writing designate, shall constitute service of such notice hereunder.

    EXECUTED as of the date hereinabove first written.

LESSOR:

5599 SAN FELIPE, LTD., a Texas limited partnership

By: San Felipe Tower, Inc., a Delaware corporation the sole general partner


By:____________________________
Name:
Title:   Attorney for Lessor



LESSEE:

HARRIS, WEBB & GARRISON, a Texas corporation



By:__________________________

Name: _______________________

Title: ________________________



SECURED PARTY:

----------------------------------------------


By:__________________________

Name: _______________________

Title: ________________________



THE STATE OF TEXAS     ss.

COUNTY OF HARRIS        ss.

    This instrument was acknowledged before me on _____________, 199___ by _________ Attorney for Lessor for 5599 San Felipe, Ltd., a Texas limited partnership, on behalf of said partnership.

                                   -----------------------------------
                                   Notary  Public in and for the State of Texas

My Commission Expires:
                                        --------------------------
____________________                    Notary's Printed/Typed Name


THE STATE OF TEXAS    ss.

COUNTY OF HARRIS       ss.

This instrument was  acknowledged  before me on  __________________,  199__ by
_____________________   of  Harris,  Webb  &  Garrison,   on  behalf  of  said
corporation.

                                   -----------------------------------
                                   Notary  Public in and for the State of Texas

My Commission Expires:
                                        --------------------------
____________________                    Notary's Printed/Typed Name



THE STATE OF ___________  ss.

COUNTY OF _____________   ss.

This instrument was acknowledged before me on __________________, 199__, by __________________________, on behalf of said ________________.

                                        --------------------------
                                        Notary  Public in and for the State of

                                        --------
My Commission Expires:
                                        --------------------------
____________________                    Notary's Printed/Typed Name